                                                            TEL: (212) 227-8034
                                                            FAX: (212) 227-9045

HIRSCH, OELBAUM, BRAM & HANOVER
 CERTIFIED PUBLIC ACCOUNTANTS, PC
- --------------------------------------------------------------------------------
                                             111 BROADWAY
                                       NEW YORK, NEW YORK 10005

                                                                  EXHIBIT  23.7


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Loewen Group Inc.


   We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8, each of which to be filed on or about June 28, 1996, of The Loewen Group Inc. of our report, dated February 27, 1995 and April 23, 1996 as to Note 8 with respect to the financial statements of Cemetery Gardens, Inc. as of December 31, 1994, and for the year then ended, which appears as Exhibit No. 99.5 to The Loewen Group, Inc. Form 8-K, dated May 1, 1996.


/s/ Hirsch, Oelbaum, Bram & Hanover, C.P.As., P.C.
HIRSCH, OELBAUM, BRAM & HANOVER, C.P.As., P.C.

New York, New York
June 26, 1996

                                                            TEL: (212) 227-8034
                                                            FAX: (212) 227-9045

HIRSCH, OELBAUM, BRAM & HANOVER
 CERTIFIED PUBLIC ACCOUNTANTS, PC
- --------------------------------------------------------------------------------
                                             111 BROADWAY
                                       NEW YORK, NEW YORK 10005



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Loewen Group Inc.


   We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8, each of which to be filed on or about June 28, 1996, of The Loewen Group Inc. of our report, dated May 15, 1995 with respect to the financial statements of Beverly Hills Cemetery Corporation, Inc. as of December 31, 1994, and for the year then ended, which apears as Exhibit No. 99.5 to The Loewen Group Inc. Form 8-K dated May 1, 1996.


/s/ Hirsch, Oelbaum, Bram & Hanover, C.P.As., P.C.
HIRSCH, OELBAUM, BRAM & HANOVER, C.P.As., P.C.

New York, New York
June 26, 1996